UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  March 6, 2007
                        (Date of earliest event reported)

                                 vFINANCE, INC.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                            1-11454-03             58-1974423
(State or Other Jurisdiction of     (Commission File No.)      (IRS Employer
       Incorporation)                                        Identification No.)

                      3010 North Military Trail, Suite 300
                            Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)

                                 (561) 981-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     In connection with comments received from the staff of the Securities and Exchange Commission ("SEC") and upon a review and assessment by our Chief Executive Officer and Chief Financial Officer, on February 28, 2007, our Chief Executive Officer and Chief Financial Officer concluded that certain of our previously issued financial statements should no longer be relied upon because of certain errors in our financial statements. As a result of this determination we intend to restate our consolidated financial statements for the years ended December 31, 2005, 2004, 2003 and 2002 and for the quarters ended September 30, 2006, June 30, 2006 and March 31, 2006. All adjustments are non-cash in nature and primarily relate to the timing and method used to record certain amounts in our financial statements. The errors in the financial statements and periods affected include:

o A reclassification of marketable securities received as compensation for investment banking services from "trading" to "available-for-sale", effective January 1, 2002, resulting in the reclassification of unrealized gains and losses from the determination of net income to other comprehensive income, a component of stockholders' equity;

o Recording amortization expense associated with certain acquired customer relationships during the year ended December 31, 2005 and the two months ended December 31, 2004 and an adjustment to the amortization recorded in each quarter during the year ended December 31, 2006, resulting from corrections in the period in which amortization commenced and in the useful life assigned to the acquired customer relationships;

o A change in the timing of beneficial conversion feature expense recognition between 2001 and 2004, related to a financing transaction completed in 2001.

o The deferral of $200,000 received in connection with a new clearing agreement in 2004, when it was recognized as a reduction in clearing and transaction costs, and the recording of the amortization of this $200,000 as a reduction in clearing and transaction costs over a five-year period commencing in 2004.

     As a result of the foregoing, we intend to file our December 31, 2006 Annual Report on Form 10-K with restated financial statements and revised disclosures for the fiscal periods covered by that report. Our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2007, June 30, 2007 and September 30, 2007 will include restated financial statements and revised disclosures for each corresponding period in 2006.

     The specific effect of these restatements on our consolidated financial statements for the periods indicated will be as follows for the years ended December 31, 2005, 2004, 2003 and 2002:

Net Effect of Restatements on Statements of Operations
(In thousands, except per share amounts)                          2005             2004             2003             2002
                                                          ---------------- ---------------- --------------- -----------------

Net income (loss), as reported                                  $(1,137.4)        $2,774.4        $  311.4         $(2,235.3)
Net effect of adjustments                                           137.9           (364.0)           27.7            (390.0)
                                                          ---------------- ---------------- --------------- -----------------

Net income (loss), as restated                                  $  (999.5)        $2,410.4        $  339.1         $(2,625.3)
                                                          ================ ================ =============== =================

Net income (loss) per share - basic, as reported                $   (0.03)        $   0.08        $   0.01         $   (0.08)
Net effect of adjustments                                       $    0.01         $  (0.01)       $      -         $   (0.02)
                                                          ---------------- ---------------- --------------- -----------------

Net income (loss) per share - basic, as restated                $   (0.02)        $   0.07        $   0.01         $   (0.10)
                                                          ================ ================ =============== =================
Wt. avg. shares outstanding - basic                              40,049.7         33,773.3        26,609.1          26,716.4
                                                          ================ ================ =============== =================

Net income (loss) per share - diluted, as reported              $   (0.03)        $   0.08        $   0.01         $   (0.08)
Net effect of adjustments                                       $    0.01         $  (0.01)       $      -         $   (0.02)
                                                          ---------------- ---------------- --------------- -----------------

Net income (loss) per share - diluted, as restated              $   (0.02)        $   0.07        $   0.01         $   (0.10)
                                                          ================ ================ =============== =================
Wt. avg. shares outstanding - diluted                            40,049.7         35,840.2        29,963.4          26,716.4
                                                          ================ ================ =============== =================

Net Effect of Restatements on Stockholders' Equity
(In thousands)                                                    2005             2004             2003             2002
                                                          ---------------- ---------------- --------------- -----------------

Stockholders' equity, as reported                               $ 5,269.6         $6,274.1        $1,060.4         $   521.2
Net effect of adjustments                                          (648.4)          (541.8)          (12.4)            101.7
                                                          ---------------- ---------------- --------------- -----------------

Stockholders' equity, as restated                               $ 4,621.2         $5,732.3        $1,048.0         $   622.9
                                                          ================ ================ =============== =================


These adjustments will not affect the amounts of net cash provided by (used in) operating, investing or financing activities in the consolidated statements of cash flows in any of the periods indicated.

     The specific effect of these restatements on our unaudited consolidated financial statements for the quarterly periods ended March 31, 2006, June 30, 2006 and September 30, 2006 will be as follows:

Net Effect of Restatements on Statements of Operations
(In thousands, except per share amounts)

                                        3 mos. ended    3 mos. ended    6 mos. ended    3 mos. ended    9 mos. ended
                                        March 31, 2006  June 30, 2006   June 30, 2006   September 30,   September 30,
                                         (Unaudited)     (Unaudited)     (Unaudited)  2006 (Unaudited) 2006 (Unaudited)
                                        --------------- ------------- --------------- ---------------- -----------------

Net income (loss), as reported                 $ 253.2      $ (425.1)       $ (177.4)        $ (478.6)         $ (656.0)
Net effect of adjustments                        164.7          82.3           247.0             92.0             339.0
                                        --------------- ------------- --------------- ---------------- -----------------
Net income (loss), as restated                 $ 417.9      $ (342.8)       $   69.6         $ (386.6)         $ (317.0)
                                        =============== ============= =============== ================ =================

Net income (loss) per share - basic,
as reported                                    $  0.01      $  (0.01)       $      -         $  (0.01)         $  (0.01)
Net effect of adjustments                      $     -      $      -        $      -         $      -          $      -
                                        --------------- ------------- --------------- ---------------- -----------------

Net income (loss) per share - basic,
as restated                                    $  0.01      $  (0.01)       $      -         $  (0.01)         $  (0.01)
                                        =============== ============= =============== ================ =================
Wt. avg. shares outstanding - basic           40,126.1      47,269.0        43,717.3         53,126.1          46,912.9
                                        =============== ============= =============== ================ =================

Net income (loss) per share -
diluted, as reported                           $  0.01      $  (0.01)       $      -         $  (0.01)         $  (0.01)
Net effect of adjustments                      $     -      $      -        $      -         $      -          $      -
                                        --------------- ------------- --------------- ---------------- -----------------

Net income (loss) per share -
diluted, as restated                           $  0.01      $  (0.01)       $      -         $  (0.01)         $  (0.01)
                                        =============== ============= =============== ================ =================
Wt. avg. shares outstanding -
diluted, as reported                          42,231.2      47,269.0        43,717.3         53,126.1          46,912.9
                                        =============== ============= =============== ================ =================
Wt. avg. shares outstanding -
diluted, as restated*                                                       46,984.4
                                                                      ===============

* As a result of the adjustments, the net loss reported for the six months ended June 30, 2006 will be restated to net income and our Wt. avg. shares outstanding for the six months ended June 30, 2006 will be restated to include the potentially dilutive effects of stock options and warrants.



Net Effect of Restatements on Stockholders' Equity
(In thousands)
                                       March 31, 2006  June 30,2006  September 30, 2006
                                         (Unaudited)    (Unaudited)       (Unaudited)
                                        --------------- ------------- ---------------
Stockholders' equity, as reported              5,635.9       8,734.2         8,372.9
Net effect of adjustments                       (601.8)       (555.1)         (508.4)
                                        --------------- ------------- ---------------

Stockholders' equity, as restated            $ 5,034.1     $ 8,179.1       $ 7,864.5
                                        =============== ============= ===============

     These adjustments will not affect the amounts of net cash provided by (used in) operating, investing or financing activities in the consolidated statements of cash flows in any of the quarterly periods indicated.

Our Chief Executive Officer has discussed the foregoing with Sherb & Co., LLP, our independent auditors.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     vFINANCE, INC.



                                       By:       /s/ Leonard J. Sokolow
                                                 ----------------------------
                                       Name:         Leonard J. Sokolow
                                       Title:        Chief Executive Officer


Date:   March 6, 2007